UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): March 1, 2019

Linde plc

(Exact name of registrant as specified in its charter)

Ireland	001-38730	98-1448883
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Priestley Centre

10 Priestley Road

Surrey Research Park

Guildford, Surrey GU2 7XY

United Kingdom

(Address of principal executive offices)(Zip Code)

+44 1483 242200

(Registrant’s telephone numbers, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 2.01	Completion of Acquisition or Disposition of Assets.

On March 1, 2019, Linde Aktiengesellschaft (“Linde AG”), a stock corporation incorporated under the laws of Germany and an indirect subsidiary of Linde plc (the “Company”), completed the sale of the majority of its industrial gases business in North America and certain industrial gases business activities in South America to a consortium comprising companies of the German industrial gases manufacturer Messer Group and CVC Capital Partners Fund VII, pursuant to a Sale and Purchase Agreement, dated July 16, 2018, as amended on September 22, 2018, October 19, 2018 and February 20, 2019, by and among the Company, Linde AG, Praxair, Inc., Messer Group and CVC Capital Partners Fund VII (the “SPA”). Messer Group and CVC Capital Partners Fund VII paid $2.97 billion in cash consideration after purchase price adjustments for certain items relating to assets and liabilities of the sold businesses.

The SPA was entered into as part of the commitments in connection with the merger control review by the U.S. Federal Trade Commission (the “FTC”) of the previously completed combination of the businesses of Praxair, Inc. and Linde AG under the Company (the “Business Combination”).

Under the SPA, the Company had given an independent guarantee to MG Industries GmbH, a purchaser entity that is part of the Messer Group, as of the completion of the Business Combination for the full, due and timely performance of any obligation of Linde AG and Praxair, Inc. under the SPA. The SPA contains representations, warranties and covenants that can be considered customary for a transaction of this nature.

For further information about the SPA, refer to the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission (the “SEC”) on November 9, 2018. The description of the SPA contained herein does not purport to be complete and is qualified in its entirety by reference to the SPA, as amended, a copy of which is incorporated herein by reference to Exhibits 2.1, 2.2, 2.3 and 2.4 hereto.

The Company determined that Linde AG’s sale under the SPA of the majority of its industrial gases business in North America and certain industrial gases business activities in South America was significant under the criteria of SEC Regulation S-X Rule 1-02(w). While the divestitures also included Praxair, Inc.’s business in Chile, this component of the transaction was not material (assets of approximately $18 million). The Company further determined that pro forma combined financial information giving effect to the transactions contemplated by the SPA was not required because the divested businesses described above were not a component of the Company as of September 30, 2018, the Company’s most recent reporting date. Accordingly, the previously reported financial information for that period does not include the Linde AG divested businesses as it represented a period prior to the Business Combination.

The Business Combination has been accounted for using the acquisition method of accounting in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 805, “Business Combinations”, with Praxair, Inc. representing the accounting acquirer. As such, the historical information to be reported in the Company’s upcoming report on Form 10-K for the year ended December 31, 2018 (the “2018 Form 10-K”) for periods prior to the consummation of the Business Combination will represent the historical Praxair, Inc. financial position and results of operations. As the results of operations and financial position of the Company prior to the consummation of the Business Combination represent Praxair, Inc. historical financial information that did not include the divested Linde AG businesses, unaudited pro forma combined financial information giving effect to the Linde AG divestitures is not filed with this Current Report on Form 8-K.

The divested businesses of Linde AG will be presented as discontinued operations in the 2018 Form 10-K, in accordance with FASB ASC 205-20, “Discontinued Operations”, as these businesses met the criteria for held-for-sale treatment upon consummation of the Business Combination. As disclosed in the Company’s Form 12b-25, filed with the SEC on March 1, 2019, the Company intends to file the 2018 Form 10-K no later than by March 18, 2019. As of the date of this Current Report on Form 8-K, both the Company’s and Praxair, Inc.’s most recent fiscal period reported under the Securities Exchange Act of 1934, as amended, is the period ended September 30, 2018.

ITEM 8.01	Other Events.

As part of the Company’s, Praxair, Inc.’s and Linde AG’s further commitments in connection with the merger control review by the FTC, Linde AG divested additional assets within the Americas for aggregate net proceeds of $531 million (i) to Matheson Tri-Gas, Inc., five of Linde AG’s HyCO facilities outside the Gulf Coast region, along with Linde AG’s hydrogen pipeline in the Gulf Coast, intellectual property, customer contracts, and other assets, (ii) to Celanese Corporation, Linde AG’s Clear Lake, Texas plant, and (iii) to LyondellBasell Industries N.V., Linde AG’s La Porte, Texas plant.

As disclosed in the Company’s Current Report on Form 8-K, filed with the SEC on December 6, 2018, Praxair, Inc. previously completed the sale of the majority of its businesses in Europe to Taiyo Nippon Sanso Corporation, an affiliate of Mitsubishi Chemical Holdings Corporation, which were required in connection with obtaining antitrust approval by the European Commission.

In addition, Praxair, Inc. and Linde AG have made certain other divestiture commitments in connection with the merger control proceedings in China, India and South Korea to the relevant antitrust authorities.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

*2.1	Sale and Purchase Agreement, dated July 16, 2018, by and among Linde AG, Praxair, Inc., MG Industries GmbH, Messer Canada Inc., MG Industries USA, Inc. (the MG entities and Messer Canada, Inc. being collectively referred to as “Messer”), and Linde plc, with respect to the sale of certain assets of Linde AG in the Americas and certain assets of Praxair, Inc. to Messer in connection with the Business Combination Agreement dated as of June 1, 2017, as amended, to effect a combination of the businesses of Linde AG and Praxair, Inc. (incorporated by reference to Exhibit 2.2 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on November 9, 2018).

*2.2	First Amendment dated September 21, 2018 to the Sale and Purchase Agreement, dated July 16, 2018, by and among Linde AG, Praxair, Inc., Messer, and Linde plc, with respect to the sale of certain additional assets of Linde AG in the Americas to Messer in connection with the Business Combination Agreement dated as of June 1, 2017, as amended, to effect a combination of the businesses of Linde AG and Praxair, Inc. (incorporated by reference to Exhibit 2.3 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on November 9, 2018).

*2.3	Second Amendment dated October 19, 2018 to the Sale and Purchase Agreement, dated July 16, 2018, as amended by the First Amendment thereto, by and among Linde AG, Praxair, Inc., Messer, and Linde plc, with respect to the sale of certain additional assets of Linde AG in the Americas to Messer in connection with the Business Combination Agreement dated as of June 1, 2017, as amended, to effect a combination of the businesses of Linde AG and Praxair, Inc. (incorporated by reference to Exhibit 2.4 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on November 9, 2018).

*2.4	Third Amendment dated February 20, 2019 to the Sale and Purchase Agreement, dated July 16, 2018, as amended by the First and Second Amendment thereto, by and among Linde AG, Praxair, Inc., Messer, and Linde plc, with respect to the sale of certain additional assets of Linde AG in the Americas to Messer in connection with the Business Combination Agreement dated as of June 1, 2017, as amended, to effect a combination of the businesses of Linde AG and Praxair, Inc.

*

Certain schedules or similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplemental copies of any of the omitted schedules or attachments upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDE PLC

Date: March 7, 2019	By:	/s/ Guillermo Bichara
	Name:	Guillermo Bichara
	Title:	General Counsel